Phoenix Small-Mid Cap Fund,

a series of Phoenix Equity Trust

Supplement dated September 19, 2008 to the Prospectus

dated June 6, 2008, as supplemented August 6, 2008,

September 12, 2008 and September 16, 2008,

and to the Statement of Additional Information (“SAI”)

dated June 6, 2008, as supplemented June 19, 2008, August 6, 2008,

September 12, 2008 and September 16, 2008

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective December 1, 2008, the fund’s Principal Investment Strategies are being modified to focus on small cap issuers rather than small and mid cap issuers. At that time, the Principal Investment Strategies (on page 22 of the fund’s current prospectus) will be amended by replacing the first arrowed strategy in its entirety as follows:

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Under normal market conditions, the fund invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Index. Because small capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund may invest may vary with market conditions. As of June 30, 2008, the market capitalization range of companies included in the Russell 2000® Index was $56 million to $3.88 billion. The fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

In order to reflect the fund’s new focus, its name will be changed to Virtus Small-Cap Core Fund.

Upon effectiveness of the new small-cap core strategy, the Risks Related to Principal Investment Strategies will be revised by deleting references to medium company risk in the description of “Small and Medium Company Risk.”

Also upon effectiveness of the new strategy, the disclosure under the caption “Kayne” in the “Portfolio Management” section on page 49 will be amended to delete reference to Craig Stone and to add the following:

Jon Christensen, CFA. Mr. Christensen is a Co-Portfolio Manager of the Small-Cap Core Fund (since December 2008). Mr. Christensen is a portfolio manager and senior research analyst with primary research responsibilities for the small- and mid-capitalization non-retail consumer-cyclicals sector. Before joining Kayne in 2001, he was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen has approximately 13 years of investment industry experience.

All other disclosure concerning the fund, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 691/SMCF Strat&PMChanges (9/08)